As filed with the Securities and Exchange Commission on February 9, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22727

Cushing MLP Infrastructure Fund
(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440 Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440 Dallas, TX 75225
(Name and address of agent for service)

214-692-6334
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2014

Item 1. Reports to Stockholders.

THE CUSHING® MLP INFRASTRUCTURE FUND

ANNUAL REPORT

November 30, 2014

The Cushing® MLP Infrastructure Fund
TABLE OF CONTENTS

Unitholder Letter	1

Allocation of Portfolio Assets	5

Schedule of Investments	6

Statement of Assets and Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Statement of Cash Flows	11

Financial Highlights	12

Notes to Financial Statements	13

Report of the Independent Registered Public Accounting Firm	17

Trustees and Executive Officers	18

Additional Information	20

The Cushing® MLP Infrastructure Fund UNITHOLDER LETTER

Dear Fellow Unitholder,

For the twelve month fiscal period ended November 30, 2014, the Cushing® MLP Infrastructure Fund delivered a 26.8% total return, versus a total return of 16.9% for the S&P 500 Index (Total Return).

For the bulk of the twelve month period ending November 28, 2014, fundamentals were quite favorable for the midstream master limited partnership (“MLP”) space. Key themes driving positive fundamentals included: 1) good earnings results, particularly for natural gas pipeline companies with capacity available to take advantage of extreme winter weather in late 2013 and early 2014; 2) continuing supply takeaway announcements, such as new long-haul Bakken crude pipelines, a significant ethane export terminal project, and numerous sizable natural gas pipeline project proposals related to the Marcellus/Utica takeaway; 3) merger and acquisition activity and strategic restructurings spurred by the pursuit of growth, including several “drop-down” transactions and proposals for MLP consolidation; 4) numerous initial public offerings and the ongoing “MLP-ification” trend (assets moving into MLP structures), including an important announcement by an energy “major” to form an MLP; and 5) positive fund flows into MLP-focused investment products. Continuing the trend of the past few years, the rapid and dramatically shifting dynamics related to midstream infrastructure has created both challenges and opportunities for individual MLPs.

The vast majority of energy infrastructure needed to support continued shale development is being built and developed by MLPs. In addition to the significant capex backlogs of existing MLPs, we believe the numerous announcements and filings for new MLPs in the past year alone highlight the positive attributes of the MLP structure (assets moving into the MLP structure is a trend we have historically referred to as the “MLP-ification” of the energy space). Noteworthy examples of “MLP-ification” this year include IPOs from large sponsors such as Royal Dutch Shell PLC (NYSE: RDS), Antero Resources Corp. (AM), Dominion Resources, Inc. (NYSE: D), CONSOL Energy Inc. (NYSE: CNX), Noble Energy, Inc. (NYSE: NBL), Transocean Ltd. (NYSE: RIG), Westlake Chemical Corp. (NYSE: WLKP), CenterPoint Energy, Inc. (NYSEL CNP) and OGE Energy Corp. (NYSE: OGE). We believe the MLP structure remains a preferred vehicle to house midstream assets as well as a means to unlock value, via the general partner and associated incentive distribution rights (“IDRs”), at the parent/sponsor level.

IPO activity was robust, with sixteen MLP public offerings launched and priced in the six months ending November 2014, as compared to a total of six IPOs for the prior six month period ending May 2014. In addition, there were fourteen planned MLP IPOs on file with the SEC with plans for potential launch in the future.

Asset flows into MLP-focused pooled products and general demand for equity capital from MLPs were supportive of the IPOs launched during the period. According to U.S. Capital Advisors, total assets for U.S. MLP-focused open-end mutual funds, closed-end funds, exchange traded products and exchange traded notes increased by $23 billion during the period from December 2013 to November 2014, representing a 42% year-over-year increase and resulting in a total asset size for MLP products of approximately $78 billion.1  We continue to closely monitor these inflows as we believe this has been a significant contributor to MLP performance.

Merger and acquisition activity was also elevated, including MLP consolidation, as larger MLPs focused on M&A to further diversify and integrate their assets into new business areas as well as gain access to new production regions. There were numerous acquisition/merger announcements this year, including Williams Companies, Inc. (NYSE: WMB)/Williams Partners, L.P. (NYSE:WPZ) acquiring Access Midstream Partners, L.P. (NYSE:ACMP), NGL Energy Partners, LP (NYSE: NGL) acquiring Transmontaigne Partners, L.P. (NYSE: TLP), Kinder Morgan, Inc. (NYSE: KMI) acquiring Kinder Morgan Energy Partners, LP (NYSE: KMP)/Kinder Morgan Management, LLC (NYSE: KMR)/El Paso Pipeline Partners, LP (NYSE: EPB) and Targa Resources Corp. (NYSE:TRGP)/Targa Resources Partners, LP (NYSE:NGLS) acquiring Atlas Energy, LP (NYSE:ATLS)/Atlas Pipeline Partners, LP (NYSE:APL).

1  “USCA MLP Weekly” US Capital Advisors. December 8, 2014.

However, the positive fundamental landscape and investor sentiment changed significantly with the precipitous decline in crude and natural gas liquids (“NGL”) prices beginning in the summer of 2014, and prices were further aggravated by the OPEC (Organization of the Petroleum Exporting Countries) decision in November 2014 to maintain its targeted crude production ceiling. Crude prices fell sharply towards the end of the fiscal year in large part, we believe, due to robust production, global growth concerns, geopolitical issues and dollar strength.

This dramatic price decline sent shockwaves through the energy industry. For example, many exploration and production (“E&P”) companies materially lowered their 2015 cap-ex budgets (i.e. reducing planned drilling and expected production growth) and indicated an intent to focus spending on higher return areas within their respective footprint. According to Bentek’s internal rate of return (“IRR”) estimates, most of the major oil plays in the U.S. yield IRRs between 20% and 30% at a wellhead price as low as $60/bbl2.

It is important to note that this is an ongoing development affecting plays and companies/partnerships in different ways and to different degrees (for example depending on the type of business, the location of the asset, the customer, the type of contract, etc.). For the time being, many midstream MLP management teams have stated they have yet to see volumetric impacts for their systems or anticipate significant reductions in their backlog of organic growth projects. However, MLP investors have apparently re-priced MLP equities based not only on direct commodity price impacts (for those contracts with commodity price sensitivity) but on anticipated throughput and/or project backlog reductions as well. Subsectors that have performed worse on a relative basis over the past few months are generally more commodity price sensitive and include Natural Gas Gatherers & Processors, Shipping, Coal, Upstream MLPs, Variable Distribution MLPs, and General Partners. We expect continued volatility in MLP trading until we get additional clarity into E&P cap-ex plans and commodity prices stabilize.

Despite the increased volatility in unit prices, there are numerous examples of MLPs whose earnings and growth attributes have been thus far largely unaffected by the current commodity price environment. For example, select “dropdown” MLPs have predominately fee-based cash flow and multi-year growth opportunities supported by visible (sometimes guaranteed) acquisitions from their parent sponsor. These partnerships typically have minimum volume commitments (“MVCs”), which along with visible dropdown acquisitions generally allow the partnership to maintain earnings growth through any commodity  price weakness. As an example and despite the current crude  market weakness, management of the recently formed Shell Midstream Partners, LP (NYSE: SHLX) is guiding towards approximately 20% annual distribution growth for at least the next ten years. Additionally, MPLX, LP (the MLP formed by Marathon Petroleum Corp.) recently updated their guidance to mid-20% annual distribution growth for at least the next five years. Although typically lower yielding, we continue to believe these dropdown MLPs offer investors a very attractive risk-adjusted combination of yield and growth.

In the midst of the current market turmoil, we continue to monitor relevant credit spreads, which have historically been an early warning signal for trouble ahead in the MLP space. While these spreads have widened, they remain below longer- term averages and below recent peaks experienced during 2011 and 2008-2009.

We believe interest rates have taken a back seat to the focus on crude oil and related NGL dynamics. Nonetheless, while there have been bouts of heightened market anxiety surrounding monetary policy and the timing/trajectory of interest rate “lift-off,” interest rates continue to remain low and currently provide a favorable backdrop for midstream MLPs. We believe the market generally expects the Federal Reserve to begin increasing the federal funds rate as early as June 2015, and we shall see if we get a “rate tantrum” as we approach that point in time.

2    “Production Junction, What’s That Price Function?” Bentek Energy LLC. November 4, 2014.

Fund Performance

Turning to the Fund’s performance for the period, the Fund benefitted from overweight exposure to the Crude Oil & Refined Products, Natural Gas Gatherers and Processors and Natural Gas Transportation and Storage subsectors. Notably, the Fund had zero exposure during the period to the worst performing MLP subsectors including Upstream, Shipping and Coal, which were all negative for the year.

On a stock specific basis, the top contributor was Energy Transfer Equity, LP (NYSE: ETE). ETE directly owns or indirectly benefits from the general partner interests and related IDRs of four MLPs including Energy Transfer Partners, LP (NYSE: ETP), Sunoco Logistics Partners, LP (NYSE: SXL), Regency Energy Partners, LP (NYSE: RGP) and Sunoco, LP (NYSE: SUN) (formerly known as Susser Petroleum Partners, LP (NYSE: SUSP)). ETE benefitted from positive developments regarding its Lake Charles LNG project, a large scale Bakken crude takeaway pipeline and a Marcellus natural gas takeaway pipeline. The next three top contributors were dropdown MLPs, including Phillips 66 Partners, LP (NYSE: PSXP), MPLX, LP (NYSE: MPLX) and EQT Midstream Partners, LP (NYSE: EQM). All three partnerships are nearly 100% fee-based with minimum volume commitments and are largely insulated from commodity price movements. As we discussed above, we believe these MLPs also have highly visible acquisition opportunities from their sponsors to drive future earnings growth.

The Fund’s top detractors to performance included RGP, Genesis Energy, LP (NYSE: GEL), EnLink Midstream Partners, LP (NYSE: ENLK) and ONEOK Partners, LP (NYSE: OKS). We believe all four of these names sold off as a result of the decline in commodity prices in the second half of the year. RGP, OKS and ENLK all have natural gas gathering and processing exposure that was negatively impacted by declining natural gas liquid prices.

Closing

While we remain confident in the long term need for infrastructure and positive return potential for MLPs, the rapid decline in crude oil prices has created significant near term headwinds and uncertainty for the space. This is an ongoing and rapidly changing development and the industry is currently assessing and working through the implications of a lower crude price environment. A prolonged period of low crude oil prices is likely to reduce drilling activity which would result in a lower production growth trajectory. Although this could result in fewer future organic growth opportunities for MLPs, we do not believe this will have an impact on current projects under development, most all of which are supported by long term commitments. Nonetheless, we have stress tested our models to better understand the cash flow impact for midstream companies from the recent oil price fluctuations.

We believe the midstream energy sector continues to provide a compelling long term risk-adjusted total return potential through a combination of current yield with growth. In the near term we expect continued equity volatility until commodity prices stabilize and we gain a better understanding of expected E&P spending plans.  Importantly, we do not invest in the asset class as a whole; we continue to seek attractive investment opportunities based upon our fundamental and bottom- up research process.

We at Swank Capital, LLC and Cushing® Asset Management, LP truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman and Chief Executive Officer

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any security, which may be made only by means of a private placement memorandum which contains a description of material terms and risks.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Infrastructure Fund

ALLOCATION OF PORTFOLIO ASSETS (1)
November 30, 2014
(Expressed as a Percentage of Total Investments)
(1) Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
*   Master Limited Partnerships and Related Companies
^   Common Stock

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS

	November 30, 2014

	Shares	Fair Value
Common Stock - 6.9% (1)
General Partnerships - 6.9% (1)
United States - 6.9% (1)
Kinder Morgan, Inc.	59,778	$2,471,837

Total Common Stock (Cost $2,200,516)		$2,471,837

Master Limited Partnerships and Related Companies - 89.5% (1)
Crude Oil & Refined Products - 29.5% (1)
United States - 29.5% (1)
Buckeye Partners, L.P.	9,050	$695,673
Enable Midstream Partners, L.P.	31,150	626,738
Genesis Energy, L.P.	23,650	1,041,309
MPLX, L.P.	18,100	1,202,021
NuStar Energy L.P.	20,500	1,148,000
Phillips 66 Partners, L.P.	15,950	992,887
Rose Rock Midstream, L.P.	20,150	1,081,652
Shell Midstream Partners, L.P.	32,950	1,203,334
Sunoco Logistics Partners, L.P.	35,900	1,728,226
Tesoro Logistics, L.P.	14,950	856,187
		10,576,027
Large Cap Diversified - 31.9% (1)
United States - 31.9% (1)
Enbridge Energy Partners, L.P.	26,750	1,003,125
Energy Transfer Equity, L.P.	35,300	2,096,467
Energy Transfer Partners, L.P.	29,900	1,948,583
Enterprise Products Partners, L.P.	53,000	1,979,020
Magellan Midstream Partners, L.P.	21,600	1,790,424
ONEOK Partners, L.P.	9,500	418,760
Plains All American Pipeline, L.P.	25,350	1,304,258
Williams Partners, L.P.	17,000	879,580
		11,420,217
Natural Gas Gatherers & Processors - 23.5% (1)
United States - 23.5% (1)
Access Midstream Partners, L.P.	26,800	1,679,824
DCP Midstream Partners, L.P.	18,150	869,567
Enlink Midstream Partners, L.P.	43,400	1,210,426
MarkWest Energy Partners, L.P.	22,450	1,595,297
Regency Energy Partners, L.P.	30,900	880,341
Targa Resources Partners, L.P.	14,300	784,069
Western Gas Partners, L.P.	19,600	1,390,228
		8,409,752
Natural Gas Transportation & Storage - 4.6% (1)
United States - 4.6% (1)
EQT Midstream Partners, L.P.	19,850	1,660,254

Total Master Limited Partnerships and Related Companies (Cost $22,851,103)		$32,066,250

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS (Continued)

	November 30, 2014

	Shares	Fair Value
Short-Term Investments - Investment Companies - 3.2% (1)
United States - 3.2% (1)
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.01% (2)	227,982	$227,982
Fidelity Government Portfolio Fund - Institutional Class, 0.01% (2)	227,982	227,982
Fidelity Money Market Portfolio - Institutional Class, 0.05% (2)	227,982	227,982
First American Government Obligations Fund - Class Z, 0.01% (2)	227,982	227,982
Invesco STIC Prime Portfolio, 0.04% (2)	227,982	227,982
Total Short-Term Investments (Cost $1,139,910)		$1,139,910

Total Investments - 99.6% (1) (Cost $26,191,529)		$35,677,997
Liabilities in Excess of Other Assets - 0.4% (1)		154,303
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$35,832,300

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Rate reported is the current yield as of November 30, 2014.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF ASSETS & LIABILITIES
November 30, 2014
Assets
Investments at fair value (cost $26,191,529)	$35,677,997
Cash	150,001
Other assets	257,746
Total assets	36,085,744
Liabilities
Subscriptions received in advance	150,000
Payable to Adviser, net of waiver	25,033
Accrued expenses	78,411
Total liabilities	253,444
Net assets	$35,832,300
Net Assets Consisting of
Additional paid-in capital	$17,197,944
Accumulated net investment income	2,988,796
Accumulated realized gain	6,159,092
Net unrealized appreciation on investments	9,486,468
Net assets	$35,832,300
Net Asset Value, 31,634.61 units outstanding	$1,132.69

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF OPERATIONS
Year Ended November 30, 2014
Investment Income
Distribution income	$1,459,178
Interest income	263
Total Investment Income	1,459,441
Expenses
Advisory fees	338,979
Administrator fees	58,903
Professional fees	47,250
Fund accounting fees	31,660
Custodian fees and expenses	10,394
Transfer agent fees	6,400
Trustees' fees	3,012
Reports to unitholders	2,378
Registration fees	1,099
Other expenses	27,963
Total Expenses	528,038
Less: expense reimbursement by Adviser, net	(10,734)
Net Expenses	517,304
Net Investment Income	942,137
Realized and Unrealized Gain on Investments
Net realized gain on investments	3,723,458
Net change in unrealized appreciation of investments	3,260,913
Net Realized and Unrealized Gain on Investments	6,984,371
Increase in Net Assets Resulting from Operations	$7,926,508

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2014	Year Ended November 30, 2013

Operations
Net investment income	$942,137	$820,473
Net realized gain on investments	3,723,458	1,896,691
Net change in unrealized appreciation of investments	3,260,913	4,362,963
Net increase in net assets resulting from operations	7,926,508	7,080,127
Dividends and Distributions to Common Unitholders
Net investment income	-	-
Return of capital	(1,374,623)	(1,130,066)
Total dividends and distributions to common unitholders	(1,374,623)	(1,130,066)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	2,921,991	4,244,668
Distribution reinvestments	519,100	648,299
Payments for redemptions	(2,167,138)	(1,948,418)
Net increase in net assets from capital share transactions	1,273,953	2,944,549
Total increase in net assets	7,825,838	8,894,610
Net Assets
Beginning of year	28,006,462	19,111,852
End of year	$35,832,300	$28,006,462
Accumulated net investment income at the end of the year	$2,988,796	$2,046,659

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
STATEMENT OF CASH FLOWS

Year Ended November 30, 2014
OPERATING ACTIVITIES
Increase in Net Assets Resulting from Operations	$7,926,508
Adjustments to reconcile increase in net assets resulting from operations to net cash used in operating activities
Net realized gain on sales of investments	(3,723,458)
Net change in unrealized appreciation of investments	(3,260,913)
Purchases of investments in securities	(9,266,239)
Proceeds from sales of investments in securities	8,919,741
Purchases of short-term investments Changes in operating assets and liabilities	(234,319)
Other assets	(235,668)
Payable to Adviser, net of waiver	10,195
Accrued expenses and other payables	(35,176)
Net cash used in operating activities	100,671
FINANCING ACTIVITIES Proceeds from issuance of units, net of contributed securities	3,071,991
Payments for redemptions of units	(2,167,138)
Distributions paid	(855,523)
Net cash provided by financing activities	49,330
INCREASE IN CASH	150,001
CASH: Beginning of year	-
End of year	$150,001
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$519,100

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund
FINANCIAL HIGHLIGHTS

	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From March 1, 2010 (1) through November 30, 2010

Per Unit Data (2)
Net Asset Value, beginning of
period	$927.42	$723.54	$662.02	$619.78	$500.00
Income from Investment Operations:
Net investment income	29.82	28.01	28.29	29.24	17.60
Net realized and unrealized
gain on investments	219.07	214.92	69.18	43.66	102.18
Total increase from investment operations	248.89	242.93	97.47	72.90	119.78
Less Distributions:
Net investment income	-	-	-	-	-
Return of capital	(43.62)	(39.05)	(35.95)	(30.66)	-
Total distributions to common stockholders	(43.62)	(39.05)	(35.95)	(30.66)	-
Net Asset Value, end of period	$1,132.69	$927.42	$723.54	$662.02	$619.78

Total Investment Return (3)	26.8%	33.6%	14.7%	12.0%	24.0	%4)
Supplemental Data and Ratios
Net assets, end of period	$35,832,300	$28,006,462	$19,111,852	$12,137,783	$4,892,232

Ratio of expenses to average
net assets before waiver (5)	1.5%	1.9%	1.8%	1.6%	7.5%

Ratio of expenses to average
net assets after waiver (5)	1.5%	1.5%	1.2%	1.0%	1.0%

Ratio of net investment
income (loss) to average net
assets before waiver (5)	2.7%	2.8%	3.4%	4.0%	(2.2)%

Ratio of net investment
income (loss) to average net
assets after waiver (5)	2.7%	3.2%	4.0%	4.6%	4.3%

Portfolio turnover rate	26.02%	36.69%	122.64%	129.02%	28.32	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a unit outstanding for the entire period.
(3)	Individual returns and ratios may vary based on the timing of capital transactions.
(4)	Not annualized.
(5)	All income and expenses are annualized for periods less than one full year .

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1.	Organization

The Cushing® MLP Infrastructure Fund (the "Fund"), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated January 15, 2010 (the “Declaration of Trust”). The Fund’s investment objective is to seek a high  level  of  after-tax  total  return,  with  an  emphasis  on  current  distributions  to  common  unitholders.  The Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund is managed by Cushing® Asset Management, LP (the “Adviser”).

2.	Significant Accounting Policies

A.	Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B.	Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C.	Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees” or “Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i) The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market.

(ii) The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D.	Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the distributions. These distributions are included in Distribution Income on the Statement of Operations.

Expenses are recorded on an accrual basis.

E.	Dividends and Distributions to Unitholders
Dividends and distributions to unitholders are recorded on the ex-dividend date. The character of dividends and distributions to unitholders are comprised of 100 percent return of capital.

F.	Federal Income Taxation
The Fund is treated as a partnership for Federal income tax purposes. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Fund’s income or loss on their income tax returns.

The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. Generally, the Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities. Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2014. The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months. However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with
U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The difference between book basis and tax basis is attributable primarily to net unrealized appreciation on investments. The tax basis of the Fund’s investments as of November 30, 2014 was $26,191,529 and net unrealized appreciation was
$9,486,468 (gross unrealized appreciation $9,733,815; gross unrealized depreciation $247,347).

G.	Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts, payments and contributed securities is presented in the Statement of Cash Flows.

H.	Indemnifications
Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

3.	Concentrations of Risk
The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions to common unitholders. The Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s custodian, U.S. Bank, N.A. The Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf. The Adviser monitors the financial conditions of such brokers.

4.	Agreements and Related Party Transactions
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Fund pays the Adviser a management fee, calculated and payable monthly in advance, equal to 0.083% (1.0% per annum) of the net assets of the Fund determined as of the beginning of each calendar month for services and facilities provided by the Adviser to the Fund.

For the year ended November 30, 2014, the Adviser agreed to waive a portion of its management fee and reimburse Fund expenses such that Fund operating expenses will not exceed 1.50%. For the year ended November 30, 2014, the Adviser earned $338,979 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $10,734.

Waived fees and reimbursed Fund expenses, including prior year expenses, are subject to potential recovery by year of expiration. The Adviser’s waived fees and reimbursed expenses that are subject to potential recovery are as follows:

			Amount Subject
	Amount	Amount	to Potential
Fiscal Year Incurred	Reimbursed	Recouped	Recovery	Expiration Date
November 30, 2012	$42,533	$10,487	$32,046	November 30, 2015
November 30, 2013	107,752	-	107,752	November 30, 2016
November 30, 2014	21,221	-	21,221	November 30, 2017
	$171,506	$10,487	$161,019

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Fund’s Board of Trustees.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator and transfer agent. The Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100,000,000 of the Fund’s net assets, 0.04% on the next $200,000,000 of net assets and 0.04% on the balance of the Fund’s net assets, with a minimum annual fee of $45,000.

U.S. Bank, N.A. serves as the Fund’s custodian.  The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Certain unitholders are affiliated with the Fund. The aggregate value of the affiliated unitholders’ share of net assets at November 30, 2014 is approximately $594,000.

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
			Significant
		Quoted Prices in Active Markets for	Other Observable	Significant Unobservable
	Fair Value at	Identical Assets	Inputs	Inputs
Description	November 30, 2014	(Level 1)	(Level 2)	(Level 3)
Assets
Equity Securities
Common Stock Master Limited	$2,471,837	2,471,837
Partnerships and Related
Companies (a)	32,066,250	32,066,250	$-	$-
Total Equity Securities	34,538,087	34,538,087	-	-
Other
Short-Term
Investments	1,139,910	1,139,910	-	-
Total Other	1,139,910	1,139,910	-	-
Total Assets	$35,677,997	$35,677,997	$-	$-
(a) All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended November 30, 2014.

During the year ended November 30, 2014, the Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Investment Transactions
For the year ended November 30, 2014, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $9,266,239 and $8,663,553 (excluding short-term securities), respectively.

7.	Unit Transactions
Common units of beneficial interest (“Common Units”) of the Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Fund’s confidential offering memorandum. The Fund generally offers Common Units on the first business day of each month. As of November 30, 2014, the Fund had 31,634.61 Common Units outstanding.

The Fund generally intends to pay distributions quarterly, in such amounts as may be determined from time to time by the Fund’s Board of Trustees. Unless a unitholder elects otherwise, distributions, if any, will be automatically reinvested in additional Common Units in the Fund. For the year ended November 30, 2014, the Fund issued 494.18 units through its dividend reinvestment plan.

8.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund.

On January 13, 2015, the Fund commenced a tender offer to repurchase up to 40% of the Fund’s outstanding units as of January 31, 2015.

On December 1, 2014, the Fund issued 132.79 units through its dividend reinvestment plan.

9.	Change in Independent Registered Public Accounting Firm
On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), the independent registered public accounting firm for the Fund. As a result of this transaction, effective June 30, 2014, Rothstein Kass resigned as the independent registered public accounting firm for the Fund. The Fund, by action of its Audit Committee, which was confirmed and approved by its Board of Directors, approved the engagement of KPMG as the independent registered public accounting firm for the Fund for the Fund’s fiscal year ended November 30, 2014.

Report of Independent Registered Public Accounting Firm

To the Unitholders and Board of Trustees
The Cushing® MLP Infrastructure Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cushing® MLP Infrastructure Fund (the Fund) as of November 30, 2014, and the related statements of operations, changes in net assets, cash flows, and financial highlights for the year then ended. The financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit. The accompanying statement of changes in net assets for the year ended November 30, 2013 and the financial highlights for the three years ended November 30, 2013 and for the period March 1, 2010 (commencement of investment operations) through November 30, 2010 were audited by prior auditors whose report thereon dated January 27, 2014, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the  financial  position  of  The  Cushing®  MLP  Infrastructure  Fund,  as  of November 30, 2014, the results of its operations, changes in net assets, cash flows, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Dallas, Texas
January 29, 2015

The Cushing® MLP Infrastructure Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
November 30, 2014

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

				Number of
		Term of		Portfolios in	Other
		Office and Length of	Principal Occupations	Fund Complex(1)	Directorships Held by Trustee
Name and	Position(s) Held	Time	During Past	Overseen	During the Past
Year of Birth	with the Trust	Served	Five Years	by Trustee	Five Years
Independent Trustees

Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	4	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	4	None.

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	4	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)

Interested Trustees
Jerry V. Swank (1951) (2)	Trustee Chairman of the Board and Chief Executive Officer	Trustee, since 2010	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	4	E-T Energy Ltd. (2008 - 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)
The “Fund Complex” includes the Fund and each other registered investment company for which the Adviser serves as investment adviser. As of the date hereof, there are four funds, including the Fund, in the Fund Complex.

(2)	Mr. Swank is an “interested person” of the Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Investment Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years

Daniel L. Spears (1972)	President	Officer since 2010	Partner and portfolio manager of the Adviser (2006 - present). Previously, investment banker at Banc of America Securities, LLC (1998 - 2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer of the Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice
President, Legal, Compliance
and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the
U.S. Securities and Exchange Commission (1988 - 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	President, Partner and portfolio manager of the Adviser (2005 – present). Previously, ran a family office.

John M. Musgrave (1982)	Vice President	Officer since 2013	Vice President and Senior Research Analyst of the Adviser (2007 – present). Previously an investment banker at Citigroup (2005 - 2007) and a research analyst at UBS Investment Bank (2004 – 2005).

The Cushing® MLP Infrastructure Fund
ADDITIONAL INFORMATION (Unaudited)
November 30, 2014

Investment Policies and Parameters

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended November 30, 2014, each Trustee agreed to waive his annual retainer until the Fund’s assets exceed $100 million. During the year ended November 30, 2014, the aggregate compensation paid by the Fund to the independent trustees was $3,000. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change. The Fund’s  Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar  expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov. The Fund was not registered with the SEC until August 1, 2012, therefore proxy voting information is only made available from this date forward.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov from August 1, 2012 forward.  In addition, you may review and copy the Fund’s Form N- Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant were. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/14	FYE 11/30/13
Audit Fees	13,000	12,500
Audit-Related Fees	None	None
Tax Fees	13,000	12,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/14	FYE 11/30/13
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/14	FYE 11/30/13
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Elizabeth F. Toudouze and John Musgrave (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer since 2007.	Managing Partner of the Investment Adviser since 2003.
Elizabeth F. Toudouze	Executive Vice President since 2010.	Partner and portfolio manager of the Investment Adviser since 2005.
John Musgrave	Vice President since 2013.	Managing Director and Senior Research Analyst of the Investment Adviser since 2005.

(a)(2)  The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2014:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	7	$ 3,209,323,823	0	$ 0
Other pooled investment vehicles	9	$ 482,841,627	8	$421,120,454
Other accounts	9	$1,059,638,065	1	$33,568,155
Elizabeth F. Toudouze
Registered investment companies	1	$35,934,168	0	$0
Other pooled investment vehicles	1	$61,721,173	0	$0
Other accounts	7	$556,269,515	0	0
John Musgrave
Registered investment companies	1	$35,934,168	0	$ 0
Other pooled investment vehicles	3	$91,041,189	2	$29,320,016
Other accounts	8	$ 589,837,670	1	$ 33,568,155

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the Cushing MLP Infrastructure Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment  Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment  Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2014:

Compensation

Messrs. Swank and Musgrave and Ms. Toudouze are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Mr. Musgrave and Ms. Toudouze each receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser.  The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Some of the other accounts managed by Messrs. Swank and Musgrave and Ms. Toudouze, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4)  As of November 30, 2014:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	$ 500,001 – 1,000,000
Elizabeth F. Toudouze	$50,001-100,000
John Musgrave	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2014-06/30/2014*	123.84	$1,186.77	123.84	$12,437,543.00
Month #2 07/01/2014-07/31/2014	0	0	0	0
Month #3 08/01/2014-08/31/2014	0	0	0	0
Month #4 09/01/2014-09/30/2014^	1501.58	1,187.15	1,501.58	15,459,800
Month #5 10/01/2014-10/31/2014	0	0	0	0
Month #6 11/01/2014-11/30/2014	0	0	0	0
Total	1625.42	$1,186.96	1,625.42	$27,897,343
*The Fund issued a tender offer on April 17, 2014.  The tender offer enabled up to $12,437,543 to be redeemed by shareholders.  The tendered shares were paid out at the June 30, 2014 net asset value per share.
^The Fund issued a tender offer on June 30, 2014.  The tender offer enabled up to $15,459,800 to be redeemed by shareholders.  The tendered shares were paid out at the September 30, 2014 net asset value per share.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer & Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cushing MLP Infrastructure Fund

By (Signature and Title)              /s/ Daniel L. Spears
Daniel L. Spears, President

Date            February 9th, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)              /s/ Daniel L. Spears
Daniel L. Spears, President

Date            February 9th, 2015

By (Signature and Title)              /s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date            February 9th, 2015